LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July __, 2007	/s/ M. Shan Atkins
M. Shan Atkins

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July __, 2007	/s/ Dr. Frank M. Gambino
Dr. Frank M. Gambino

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July __, 2007	/s/ Frederick S. Morganthall, II
Frederick S. Morganthall, II

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July __, 2007	/s/ Elizabeth A. Nickels
Elizabeth A. Nickels

LIMITED POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July __, 2007	/s/ Timothy J. O'Donovan
Timothy J. O'Donovan

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., do hereby appoint CRAIG C. STURKEN and ALEX J. DEYONKER, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July __, 2007	/s/ David M. Staples
David M. Staples

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July __, 2007	/s/ Kenneth T. Stevens
Kenneth T. Stevens

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DAVID M. STAPLES and ALEX J. DEYONKER, and either of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July __, 2007	/s/ Craig C. Sturken
Craig C. Sturken

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN, DAVID M. STAPLES, and ALEX J. DEYONKER, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., a Form S-3 Registration Statement of Spartan Stores, Inc. relating to its 3.375% Convertible Senior Notes due 2027 and its Common Stock, no par value, issuable upon conversion of the Notes and any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file them with the Securities and Exchange Commission.

Date: July __, 2007	/s/ James F. Wright
James F. Wright